Bond Fund

Bond Fund Summary

Ticker – MNRBX

Summary Prospectus   -   April 30, 2022

Before you invest you may want to review the Fund’s prospectus, which contains more information about the fund and its risks.  You can find the Fund’s prospectus and other information about the fund online at www.manorfunds.com/pdfs/mif_prospectus.pdf.  You can also get information at no cost by calling 1-800-787-3334, or by sending an e-mail request to meverson@morriscapitaladvisors.com.  The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated April 30, 2022, are incorporated by reference into this summary prospectus.  The Fund’s SAI may be obtained free of charge, in the same manner as the Prospectus.

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.manorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communication from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Investment Objective

The Bond Fund seeks to provide current income.

Fees & Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Manor Fund.

Shareholder Fees

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.50%
Other Expenses	0.45%
Total Annual “Operating Expenses	0.95%

Example of Expenses

This example is intended to help you compare the cost of investing in shares of the Manor Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Manor Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Manor Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
The Bond Fund	$ 98	$ 308	$ 539	$ 1,227

Bond Fund

Portfolio Turnover

The Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolios).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the performance of the Funds.  During the most recent fiscal year, the portfolio turnover rate for the Bond Fund was 0.00%.

Principal Investment Strategies

The Bond Fund invests primarily in income producing securities issued by the U.S. Government or Agencies of the U.S. Government, such as U.S. Treasury bills, notes and bonds, or securities issued by GNMA, FNMA and FHLB.  The Bond Fund generally maintains an average maturity of three to seven years, depending upon the interest rate and economic environment, but occasionally, securities may be sold within 12 months of purchase if circumstances of the general market should change.

Principal Risks

An investor could lose money investing in the Bond Fund.  The Bond Fund is intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of each Fund.

Risks in the Bond Fund include:

the possibility that a rise in interest rates or inflation expectations will result in a decline in the value of portfolio investments,

or that the portfolio manager will be unsuccessful in structuring the portfolio to take advantage of shifts in the interest rate markets.

In addition to the risks outlined above, the manor Fund carries the risk that Daniel A. Morris, the portfolio manager will be unable to perform his duties due to death or disability.

In addition to the risks associated with the investment strategy of the Fund, an investor is subject to risk from general market fluctuations, interest rate shifts, credit risk, and the effect of inflation.

Market Risk

In the event of a general market decline, the value of the Fund could decline.  The values of investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the market generally.

Interest Rate Risk

If interest rates increase the value of portfolio investments could decline.  The potential for fluctuations in bond prices is primarily due to changes in interest rates.

Credit Risk

Credit risk could impact the value of specific stock or bond investments, or an entire industry sector, if investors become concerned about the ability of creditors to continue debt service on an ongoing basis.  Credit risk is the chance that the issuer of a bond will default on its promise to pay interest and or principal at maturity.

Inflation Risk

Inflation is the impact of rising prices over time.  It has the effect of reducing the future value of financial assets due to decreased purchasing power.  The impact of inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower prices.

Pandemic Risk

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.  In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.  The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Bond Fund

Performance Information

The bar chart below shows how the Bond Fund’s investment results vary from year to year.  The table below shows how the Bond Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Bond Fund.  The Bond Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  Updated performance information will be available at no cost by calling 1-800-787-3334

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Performance Information for the Bond Fund

The Bond Fund’s year-to-date total return through March 31, 2022 was -4.22%.  During the period shown in the bar chart above, the lowest return for a calendar quarter was –2.90% for the 1st Quarter of 2021, the highest return was 6.46% during the 1st Quarter of 2020.

Average Annual Total Returns For the Periods ended December 31, 2021
	1 Year	5 Year	10 Year

Return before taxes	-2.94%	1.50%	0.50%
Return after taxes on distributions	-3.15%	1.23%	0.33%
Return after taxes on distributions & sale of Fund shares	-1.91%	0.99%	0.33%

Barclays Intermediate-term US Treasury Index - Reflects no deduction for fees, expenses or taxes	-1.72%	2.33%	1.67%

The primary index for comparison is the Bloomberg Barclays Intermediate-term US Treasury Index, an index of US Treasury Notes with a maximum maturity of 10 years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Bond Fund

Fund Management

Advisor	Portfolio Manager
Smithbridge Asset Management, Inc.

                                                        Smithbridge Asset Management, Inc. is the interim investment advisor to the Manor Fund under an agreement approved by the Board of Trustees at a meeting held on February 17, 2022.  A proxy solicitation is currently in process to obtain shareholder approval for Smithbridge Asset management, Inc. to act as investment advisor to the Funds.  Daniel A. Morris has been the portfolio manager of the Manor Fund since its inception in 1995.  Mr. Morris is the Co-Chief Investment Officer of the Advisor.  He is also the President and Chairman of the Board of Trustees of the Fund.

Purchase and Sale of Fund Shares

Minimum initial purchase for Fund shares is $1,000 with minimum subsequent purchases of $25.  Shares can be purchased by check payable to Manor Investment Funds, Inc. c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH, 44147.  Fund shares can be redeemed and reinvested in other fund series by calling Mutual Shareholder Service at 800-663-4851

You may purchase and redeem (sell) shares of the Fund on any business day through certain broker-dealers and other financial intermediaries.

Tax Information

Distributions from the Funds may be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as an individual retirement account.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may provide compensation for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

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